Exhibit 99.1

Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII) Raises $5 Million to Further Develop and Commercialize GaN Power Devices for Electric Vehicles and Solar Energy

ITHACA, NY -- April 1, 2021 -- Odyssey Semiconductor Technologies, Inc. (“Odyssey”, “Odyssey Semiconductor”, or “the Company”), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride (GaN) processing technology, today announced it has raised $5 million (1.25 million shares at $4.00 per share) in a common stock private placement to further fund the development and production of high-voltage vertically-conducting GaN power-switching devices. GP Nurmenkari, as consulted by Intuitive Venture Partners, acted as the exclusive placement agent.

“We welcome the new shareholders to Odyssey Semiconductor and their support in enabling more efficient and compact power conversion for applications such as electric vehicles,” said Alex Behfar, Chairman and CEO of Odyssey Semiconductor. “With the entire world focused on the adoption of clean energy and electric power, we’re excited about the advancements our technology can bring to the industry.”

Vertically-conducting GaN-based power devices outperform other devices fabricated using silicon (Si) and silicon carbide (SiC), but they have proven difficult to fabricate using standard methods. As a result, GaN power devices have been relegated to horizontal-conducting low-voltage, consumer electronics. Odyssey has developed a proprietary GaN processing technology to produce high-voltage power-switching devices that will break down long-standing performance barriers for applications such as electric vehicles, solar inverters, industrial motors, and power grids.

The company plans to provide customers with engineering samples of the vertically-conducting GaN product and start qualifications under Joint Electron Device Engineering Council (JEDC) standard before the end of 2021.

Odyssey Semiconductor has also recently expanded its customer base using its foundry fabrication services. The Odyssey team has vast experience supporting diverse semiconductor applications, including power devices, integrated optoelectronics, chemical sensing, and spectroscopy. The Company provides support to its customers from prototype production to full foundry capabilities.

About Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII)

Odyssey Semiconductor Technologies, Inc. (www.odysseysemi.com), has developed a disruptive proprietary technology that will allow for gallium nitride (GaN) to replace silicon carbide (SiC) as the leading high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq.ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

SOURCE: Odyssey Semiconductor Technologies, Inc.

Company Contact:
Tel: +1-607-882-2754
info@odysseysemi.com

Media Contact:
Brad Hem
Brad@thedialoglab.com

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